Exhibit 99.1

Contact: Global Public Affairs +1-202-997-7373
INTUITIVE ANNOUNCES EXECUTIVE LEADERSHIP CHANGES
Dave Rosa named President; Gary Guthart remains Chief Executive Officer
SUNNYVALE, CALIF. May 16, 2023 – Intuitive (the “Company”) (Nasdaq: ISRG), a global technology leader in minimally invasive care and the pioneer of robotic-assisted surgery, today announced executive leadership changes as the Company continues expanding globally and advancing minimally invasive care.
Dave Rosa has been promoted to the role of President, leading Intuitive’s product, digital, quality, regulatory, supply chain, manufacturing, and commercial teams. He will oversee the Company’s core business, driving product, digital, and commercial excellence and delivery of Intuitive’s annual and mid-term strategies and goals. Rosa is a 27-year Company veteran who has held key leadership positions across the business, including in the commercial, engineering, clinical development, marketing, and product development organizations. Most recently, Rosa served as Executive Vice President and Chief Strategy and Growth Officer.
“As Intuitive has grown and demand for robotic-assisted surgery has increased, we remain focused on our mission to advance minimally invasive care and our commitment to working with customers to meaningfully improve patient outcomes,” said Intuitive Chief Executive Officer Gary Guthart. “Aligning our core business functions under Dave, a proven and outstanding leader with broad and deep experience across Intuitive, equips us to meet future opportunities to collaborate with hospitals and healthcare systems to address healthcare challenges at significant scale.”
“Our efforts over the past 27 years have created great opportunities to serve our customers better and in new ways. I look forward to leading our continued development of innovative, outcomes-focused products, services, and solutions,” said Rosa. “Intuitive aims to deliver excellence in customer experience, industry-leading innovation, and meaningful expansion of minimally invasive care. My goal is to help the Company continue to deliver on these aims.”
Guthart will continue as Intuitive’s CEO, leading the Company and focusing on Intuitive’s presence in the market, its overall strategy, governance, and culture, as well as nurturing early-stage business and product initiatives. Guthart has been with Intuitive for 27 years and has served as CEO since 2010.
In addition, Bob DeSantis will assume the newly created role of Executive Vice President and Chief Strategy and Corporate Operations Officer, leading strategic planning, operational structure, and management for the business. Previously, DeSantis served as Executive Vice President and Chief Product Officer. In his decade with Intuitive, he has been pivotal in advancing the development and manufacturing of the Company’s industry-leading robotic platforms.
Rosa and DeSantis will continue to report to Guthart, and all executive leadership changes are effective immediately.
Intuitive pioneered the field of robotic-assisted, minimally invasive surgery more than two decades ago with the da Vinci surgical system. Since then, more than 12 million procedures have been performed using da Vinci systems, with more than 66,000 surgeons worldwide trained on da Vinci systems.
About Intuitive
Intuitive (Nasdaq: ISRG), headquartered in Sunnyvale, California, is a global leader in minimally invasive care and the pioneer of robotic surgery. Our technologies include the da Vinci surgical system and the Ion endoluminal system. By uniting advanced systems, progressive learning, and value-enhancing services, we help physicians and their teams optimize care delivery to support the best outcomes possible. At Intuitive, we envision a future of care that is less invasive and profoundly better, where diseases are identified early and treated quickly, so patients can get back to what matters most.
Product and brand names/logos are trademarks or registered trademarks of Intuitive Surgical or their respective owner. See www.intuitive.com/trademarks.
For more information, please visit the Company’s website at www.intuitive.com.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding executive leadership changes, the Company’s ability to address healthcare challenges at significant scale, the Company’s continued development of innovative, outcomes-focused products, services and solutions and the Company’s aim to deliver excellence in customer experience, industry-leading innovation and meaningful expansion of minimally invasive care across product and digital solutions, clinical applications and geographies. These statements reflect the judgment of the Company's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should be considered in light of various important factors, including, but not limited to, the following: the overall macroeconomic environment, which impacts customer spending and the Company’s costs, including increased inflation and interest rates, the conflict in Ukraine, disruption to the Company’s supply chain; curtailed or delayed capital spending by hospitals; delays in surgeon training; delays in gathering clinical evidence; delays in obtaining new product approvals, clearances, or certifications from regulatory authorities, or notified bodies; the impact of global and regional economic and credit market conditions on healthcare spending; the risk of the Company’s inability to comply with complex regulations; regulatory approvals, clearances, certifications, and restrictions or any dispute that may occur with any regulatory body; guidelines and recommendations in the healthcare and patient communities; healthcare reform legislation in the U.S. and its impact on hospital spending, reimbursement, and fees levied on certain medical device revenues; changes in hospital admissions and actions by payers to limit or manage surgical procedures; the timing and success of product development and market acceptance of developed products; the results of any collaborations, in-licensing arrangements, joint ventures, strategic alliances, or partnerships, including the joint venture with Shanghai Fosun Pharmaceutical (Group) Co., Ltd.; the Company’s completion of and ability to successfully integrate acquisitions; intellectual property positions and litigation; competition in the medical device industry and in the specific markets of surgery in which the Company operates; risks associated with the Company’s operations and any expansion outside of the United States; unanticipated manufacturing disruptions or the inability to meet demand for products; the Company’s reliance on sole-sourced and single-sourced suppliers; the results of legal proceedings to which the Company is or may become a party; adverse publicity regarding the Company and the safety of the Company’s products and adequacy of training; the impact of changes to tax legislation, guidance, and interpretations; changes in tariffs, trade barriers, and regulatory requirements; and other risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release and which are based on current expectations and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those risk factors identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s Quarterly report on Form 10-Q for the quarter ended March 31, 2023 as updated by the Company’s other filings with the Securities and Exchange Commission. The Company’s actual results may differ materially and adversely from those expressed in any forward-looking statement, and the Company undertakes no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law. Statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” “targeted,” and similar words and expressions are intended to identify forward-looking statements.